IndexIQ Trust
(the “Trust”)

Supplement dated September 12, 2008
to the Prospectus dated June 30, 2008
(the “Prospectus”)

IQ ALPHA Hedge Strategy Fund

In the Prospectus, the following information has been deleted.

Under the heading “More Information About the Fund’s Benchmark”, the third full paragraph on page 7 is deleted in its entirety.

Under the heading “Further Information About the Fund’s Principal Investment Strategies and Risks and the Benchmark Index-Monthly Rebalance of the Index”, the third and fourth paragraphs on Page 31 of the Prospectus are deleted in their entirety.